SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) March 11, 2003
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     MORGAN STANLEY DEAN WITTER CAPITAL I INC. (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2003 providing for, inter alia, the issuance of Morgan Stanley Dean Witter Capital I Inc. Mortgage Pass-Through Certificates, Series 2003-NC3)


           MORGAN STANLEY DEAN WITTER CAPITAL I INC., Series 2003-NC3
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

       333-83986                                         13-3291626
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(Commission File Number)                    (I.R.S. Employer Identification No.)



1585 BROADWAY, NEW YORK, NEW YORK                           10036
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(Address of Principal Executive Offices)                 (Zip Code)


                                 (212) 296-7000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

     On or about March 26, 2003, the Registrant will cause the issuance and sale of certain of Morgan Stanley Dean Witter Capital I Inc. Mortgage Pass-Through Certificates, Series 2003-NC3 (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of March 1, 2003, among Morgan Stanley Dean Witter Capital I Inc., as depositor, Deutsche Bank National Trust, as trustee, NC Capital Corporation, as responsible party and The Provident Bank, as servicer.

     In connection with the sale of the Certificates, the Registrant has been advised by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), that Morgan Stanley has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the
Certificates following the effective date of Registration Statement No. 333-83986 which Computational Materials are being filed as exhibits to this report.

     The Computational Materials have been provided by Morgan Stanley. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

     The Computational Materials were prepared by Morgan Stanley at the request of certain prospective investors, based on assumptions provided by, and
satisfying  the  special  requirements  of,  such  prospective  investors.   The
Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

     In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   Financial Statements

               Not applicable.

         (b)   Pro Forma Financial Information.

               Not applicable.

         (c)   Exhibits.

     Item 601(a) of Regulation S-K
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Exhibit           Regulation S-K
Number            Exhibit No.               Description
-------           --------------           -------------

  1                    99           Computational Materials -- Computational
                                    Materials (as defined in Item 5) that have been provided by Morgan Stanley to certain prospective purchasers of Morgan Stanley
                                    Dean Witter Capital I Inc. Mortgage Pass
                                    Through Certificates, Series 2003-NC3

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                                (Registrant)





Dated: March 11, 2003                   By:   /S/ VALERIE KAY
                                           -------------------------------------
                                           Name:  Valerie Kay
                                           Title: Authorized Signatory

                                INDEX OF EXHIBITS


     Item 601(a) of Numbered Sequentially
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Exhibit           Regulation S-K
Number            Exhibit No.               Description
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Exhibit 1                  99               Computational Materials